                                                                   EXHIBIT 10.58

                      FIRST AMENDED AND RESTATED TERM NOTE

$8,375,000.00                                                  December 31, 2003

         FOR VALUE RECEIVED, the undersigned, ARIAD PHARMACEUTICALS, INC., a Delaware corporation, ARIAD CORPORATION, a Delaware corporation, and ARIAD GENE THERAPEUTICS, INC., a Delaware corporation (hereinafter sometimes referred to collectively as the "BORROWERS and each singly as a BORROWER"), HEREBY UNCONDITIONALLY PROMISES TO PAY TO THE ORDER OF CITIZENS BANK OF MASSACHUSETTS, a Massachusetts bank (the "LENDER") at the office of the Lender, located at 28 State Street, Boston, Massachusetts 02109 (or such other place as the holder hereof may specify in writing), in lawful money of the United States of America and in immediately available funds, the principal amount of EIGHT MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($8,375,000.00) (the "LOAN"). The Borrowers jointly and severally agree to pay the principal amount of the Loan in the amounts and on the dates specified in subsection 2.5 of the Credit Agreement dated March 12, 2003, as amended by Amendment No. 1 to Credit Agreement, dated of even date herewith (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "CREDIT AGREEMENT") by and between the Lender and the Borrowers. The Borrowers further agree to pay interest on the unpaid principal balance of the Loan from time to time outstanding from the Closing Date until paid, at the rates and at the times provided in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement, and the holder hereof is entitled to, and shall have, all of the benefits of the Credit Agreement, and all other agreements, instruments, guarantees and other documents executed and delivered in connection therewith and herewith. All capitalized terms not defined herein but defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

         This Note is secured as provided in the Security Documents. Reference is hereby made to the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security, the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence and during the continuance of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         This Note shall be binding upon the Borrowers and their successors and assigns, and shall inure to the benefit of the Lender and its successors, assigns, endorsees and transferees.

         All of the obligations and liabilities of the Borrowers under the Note are joint and several.

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         EACH BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A
TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         This Note and the other Financing Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. Each Borrower submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and such Borrower's relationship with the Lender.

         This First Amended and Restated Term Note replaces and supersedes an earlier note in the amount of $7,500,000.00 from the Borrowers to the Lender.

         IN WITNESS WHEREOF, the undersigned has executed this Note under its seal as of the date first written above.

WITNESS TO ALL:                         ARIAD PHARMACEUTICALS, INC.



                                        By:          /s/ Edward M. Fitzgerald
                                           ----------------------------------
      /s/ Kerrie Kneeland                    Name:   Edward M. Fitzgerald
----------------------------                 Title:  Senior Vice President and
Name: Kerrie Kneeland                                Chief Financial Officer


                                        ARIAD CORPORATION



                                        By:        /s/ Edward M. Fitzgerald
                                           ----------------------------------
                                           Name:   Edward M. Fitzgerald
                                           Title:  Vice President and
                                                   Chief Financial Officer

                                        ARIAD GENE THERAPEUTICS, INC.



                                        By:        /s/ Harvey J. Berger, M.D.
                                           ----------------------------------
                                           Name:   Harvey J. Berger, M.D.
                                           Title:  Chief Executive Officer

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                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Edward M. Fitzgerald of ARIAD Pharmaceuticals, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Pharmaceuticals, Inc., before me.


                                            /s/ Barbara D. Matyskiel
                                            ------------------------------
                                            Notary Public
                                            My commission expires: 3/15/07
                                            [AFFIX NOTARIAL SEAL]



                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Edward M. Fitzgerald of ARIAD Corporation, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Corporation, before me.

                                            /s/ Barbara D. Matyskiel
                                            ------------------------------
                                            Notary Public
                                            My commission expires: 3/15/07
                                            [AFFIX NOTARIAL SEAL]



                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                          December 23, 2003

         Then personally appeared the above-named Harvey J. Berger, M.D. of ARIAD Gene Therapeutics, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Gene Therapeutics, Inc., before me.

                                            /s/ Barbara D. Matyskiel
                                            ------------------------------
                                            Notary Public
                                            My commission expires: 3/15/07
                                            [AFFIX NOTARIAL SEAL]



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